U.S. ENERGY SYSTEMS, INC.

                             STOCK OPTION AGREEMENT


Name of Optionee:    Lawrence I. Schneider

Date of Grant:    May 10, 2000

Number of Shares Subject to Option:    1,000,000

Exercise Price Per Share:      $4.00

Type of Option:  Non-qualified Stock Option

Expiration Date: May 9, 2010 (subject to earlier termination)

1. Grant of Option. U.S. Energy Systems, Inc. (the "Company") hereby grants to the Optionee identified above (the "Optionee") an option (the "Option") to purchase up to the number of shares of the Company's Common Stock, $0.01 par value per share set forth above (the "Shares"), at an exercise price per share equal to the exercise price set forth above (the "Exercise Price"). The Option is not intended to qualify as an ISO. The Option was issued pursuant to the (a) Company's 2000 Executive Incentive Compensation Plan (the "Plan") and
                  (b) employment agreement dated as of May 10, 2000 between the Company and the Optionee (the "Employment Agreement"), both of which are incorporated herein for all purposes. The Option shall be subject to the terms and conditions set forth herein, the Plan and the Employment Agreement. The Optionee hereby acknowledges receipt of a copy of the Plan and Employment
                  Agreement and agrees to be bound by all of the terms and conditions hereof and thereof. In the event of any inconsistency between the Employment Agreement on the one hand and the Plan or this Stock Option Agreement on the other hand, the Employment Agreement shall govern. In the event of any inconsistency between the Plan and this Stock Option Agreement, the Plan shall govern.

2. Definitions. Unless otherwise provided herein, terms used herein that are defined in the Plan or the Employment Agreement and not defined herein shall have the meanings attributed thereto in the Plan or the Employment Agreement, as the case may be.

3.                Exercise Schedule.   (a)  Except as otherwise provided in this
                  Stock Option Agreement, the Employment Agreement, or the Plan, the Option shall be

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                  exercisable  in whole or in part as and when it vests.  Except as provided in Section 3(b), the Option shall vest on the second anniversary of the date of grant set forth above. The term "exercise" or "exercisable" as used herein shall include the conversion of the Option in the manner contemplated by
                  Section 12 hereof.

                           (b) Except as set forth in Section 3(e) hereof, if the market value per share of the Company's Common Stock (as determined in the manner set forth in
                           Section 3(d), the "Market Value Per Share") exceeds from time to time the dollar amount set forth under the column "Market Value Per Share" in the table below for at least 20 out of 30 consecutive trading days, then the number of Options equal to the difference between the (i) product obtained by multiplying 1,000,000 by the Multiplier (as defined below) set forth in the same row in the table below as the Market Value Per Share that has been exceeded, less (ii) the number of Options which previously
                           vested   pursuant  to  this   Section  3,  will  vest
                           immediately. The Market Value Per Share and the Multiplier are set forth in the following table:


                         Market Value Per Share            Multiplier
                         ----------------------            ----------

                               $4.80                          0.1
                                5.60                          0.2
                                6.40                          0.3
                                7.20                          0.4
                                8.00                          0.5
                                8.80                          0.6
                                9.60                          0.7
                               10.40                          0.8
                               11.20                          0.9
                               12.00                          1.0

                           (c) In the event and to the extent that the Options vest as a result of the application of Section 3(b) of this Stock Option Agreement, then any subsequent acceleration of the vesting of Options pursuant to
                           Section 3(b) will occur only if and to the extent the Market Value Per Share with respect to any subsequent proposed acceleration exceeds the Market Value Per Share in the table above for all prior accelerated vesting(s) of Options pursuant to Section 3. For example, if the vesting of Options accelerated because the Market Value Per Share for the requisite period exceeded $6.40 and 300,000 Option vested, then the accelerated vesting of Options on the next subsequent occasion will only occur if the Market Value Per Share for the requisite period exceeds $7.20, in which case 100,000 Options (400,000 less 300,000) shall vest.


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                           (d) For  purposes of the Option and this Stock Option
                           Agreement, Market Value Per Share shall be the closing price of a Share as of the day in question, as reported with respect to the principal market or quotation system in which Shares are then traded or quoted, or, if no such closing prices are reported, on the basis of the closing bid price as of the day in question on the principal market or quotation system on which Shares are then traded or quoted, or, if not so traded or quoted, as furnished by a professional securities dealer making a market in such stock selected by the Committee.

                           (e) Notwithstanding anything to the contrary herein, the Plan or the Employment Agreement, the Option shall not vest until the Plan shall have been approved by a Majority of the Shareholders by November 15, 2000 provided that if the Stock Option becomes a Voted Matter as defined in Section 3(d) of the Employment Agreement the Option shall not vest until the Option and the Plan shall have been approved by a Majority of the Shareholders by November 15, 2000

4. Method of Exercise. The Option shall be exercisable in whole or in part by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price in the manner contemplated by Section 5 hereof. This Option shall be deemed to be exercised after both (a) receipt by the Company of such written notice accompanied by the exercise price and the Option and (b) arrangements that are reasonably satisfactory to the Committee have been made for Optionee's payment to the Company of the amount that is necessary to be withheld in accordance with applicable Federal or state withholding requirements. The Company and the Optionee shall work cooperatively, expeditiously and in good faith to make such withholding arrangements. No Shares will be issued pursuant to the Option unless and until such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange (including any automated system of quotation) upon which the Shares then may be traded or quoted.

5. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee: (a) cash; (b) check; (c) with Shares that have been held by the Optionee for at least 6 months (or such other Shares as the Company determines will not cause the Company to realize a financial account charge); (d) as provided in Section 12 of this Stock

                  Option Agreement; or (e) such other consideration or in such other manner as may be determined by the Board or the Committee in its absolute discretion.

6. Termination of Option. Subject to earlier termination as provided in the following sentence, the Option shall terminate on, and in no event shall the Option be exercisable after, May 9, 2010. The Option shall terminate and expire on November 16 , 2000 unless the Plan has been approved by a Majority of the Shareholders by November 15, 2000 provided that if the Option becomes Voted Matter as defined in Section 3(d) of the Employment Agreement the Option shall expire on November 16, 2000 unless the Plan and the Option are approved by a Majority of the Shareholders by November 15, 2000. Any unexercised portion of the Option shall automatically and without notice terminate and become null and void on the terms and conditions and at the time(s) set forth in the Employment Agreement.

7. Transferability. The Option is not transferable otherwise than by will or the laws of descent and distribution, and during the lifetime of the Optionee the Option shall be exercisable only by the Optionee. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

8.                No Rights of Stockholder Nor Rights to Continued Employment.
                  Neither the Optionee nor any personal representative (or beneficiary) shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date the Option is deemed to have been exercised. Notwithstanding
                  Section 1 of this Stock Option Agreement, neither the Option nor this Stock Option Agreement shall confer upon the Optionee any right to continued employment or service with the Company.

9.                Inapplicability of Section 9 of the Plan.  The  provisions  of
                  Section 9 of the Plan shall not be applicable to the Option.

10. Law Governing. This Agreement shall be governed in accordance with and governed by the internal laws of the State of Delaware.

11. Notices. Any notice under this Agreement shall be in writing and shall be given in the manner specified in Section 13 of the Employment Agreement.

12. Conversion. (a) In lieu of exercise of any portion of the Option as provided herein, and the payment of the exercise price therefor in the manner contemplated by Sections 5(a), 5(b), 5(c) and 5(e) hereof, the Option (or any portion thereof) may, at the election of the Optionee, be converted into the nearest whole number of Shares determined pursuant to the following formula:


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

                           Number of Shares = NOS multiplied by (MVPS minus EP)
                                                                 -------------
                                                                   ( MVPS )

                           where:

                           NOS is the number of Options to be exercised;

                           MVPS is the Market Value Per Share on the date of exercise, which shall be determined in the manner set forth in Section 3(d) without regard to the table set forth in Section 3(b); and

                           EP is the Exercise Price in effect on the business day next preceding the date of exercise.

                  (b) Notwithstanding anything to the contrary herein, the conversion privilege afforded under this Section 12 may only be used if, at the date of exercise, the Market Value Per Share is greater than the Exercise Price then in effect.


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



IN WITNESS WHEREOF, the undersigned have executed this Agreement as of May 10, 2000.

                                           COMPANY:

                                           U.S. ENERGY SYSTEMS, INC.


                                           By:/s/ Goran Mornhed
                                              ---------------------------------
                                                  Goran Mornhed, President


         Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option, and fully understands all provisions of the Option.

Dated:     May 10, 2000

                                             OPTIONEE:

                                             /S/ Lawrence I. Schneider
                                             ---------------------------------
                                                 Lawrence I. Schneider